MONEY MARKET OBLIGATIONS TRUST
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Treasury Obligations Fund
Government Obligations Fund
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Prime Cash Obligations Fund
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Prime Obligations Fund
Supplement to Prospectuses dated September 30, 2000

Please delete the current information in your prospectuses under the section entitled "Limitations on Redemption Proceeds" and replace it with the following:

     Redemption proceeds will be wired or mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

o     to allow your purchase by check to clear;
o during any period which the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings;
o during any period which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted due to market-wide events; or
o during any period which an emergency exists, as determined by the Securities and Exchange Commission, so that the disposal of the Fund's investments or determination of its net asset value is not reasonably practicable.






                                                      May 21, 2001





   Cusip 60934N500, 872, 823
   Cusip 60934N104, 807
   Cusip 60934N625, 617, 591
   Cusip 60934N203, 708

   26501(5/01)